Decommissioning Liabilities	6 Months Ended
Jun. 30, 2022
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

21. DECOMMISSIONING LIABILITIES
The decommissioning provision represents the present value of the expected future costs associated with the retirement of producing well sites, upstream processing facilities, surface and subsea plant and equipment, manufacturing facilities, retail and the crude-by-rail terminal.
The aggregate carrying amount of the obligation is:

Total
As at December 31, 2021	3,906
Liabilities Incurred	6
Liabilities Settled	(75)
Liabilities Disposed	(84)
Change in Estimated Future Cash Flows	2
Change in Discount Rate	(1,050)
Unwinding of Discount on Decommissioning Liabilities (Note 5)	89
Foreign Currency Translation	(6)
As at June 30, 2022	2,788
As at June 30, 2022, the undiscounted amount of estimated future cash flows required to settle the obligation has been discounted using a credit-adjusted risk-free rate of 6.2 percent (December 31, 2021 – 4.4 percent) and an inflation rate of two percent (December 31, 2021 – two percent).
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at June 30, 2022, the Company had $213 million in restricted cash (December 31, 2021 – $186 million).